UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

814 East Main Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Apple REIT Ten, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

     On June 2, 2011, through one of our indirect wholly-owned subsidiaries (the “purchasing subsidiary”), we closed on the purchase of five hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts. The table below describes the hotels:

		Number of
Hotel Location	Franchise	Rooms	Purchase Price
Knoxville, TN	SpringHill Suites	103	$14,500,000
Gainesville, FL	Hilton Garden Inn	104	12,500,000
Richmond, VA	SpringHill Suites	103	11,000,000
Pensacola, FL	TownePlace Suites	98	11,500,000
Mobile, AL	Hampton Inn & Suites	101	13,000,000
TOTAL		509	$62,500,000

     The purchase price for these hotels was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

     As a result of the closings described above, five of the closings have occurred under a series of purchase contracts executed on April 12, 2011 and May 4, 2011 for the potential purchase of ten hotels. Two contracts in this series were terminated on April 29, 2011. There can be no assurance at this time that any further closings will occur under the remaining three purchase contracts. Additional information regarding nine of the purchase contracts (including the contracts for the five hotels purchased on June 2, 2011) is set forth in our Form 8-K dated April 12, 2011 and filed with the Securities and Exchange Commission (“SEC”) on April 15, 2011 and one purchase contract is set forth in our Form 8-K dated May 4, 2011 and filed with the SEC on May 6, 2011, which are incorporated herein by reference. Additional information regarding the two terminated contracts is set forth in our Form 8-K filed with the SEC on May 5, 2011.

     All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.	Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

     Financial statements for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

b. Pro forma financial information.

     Pro forma financial information for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

c. Shell company transaction.

     Not Applicable

d. Exhibits.

     None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight,
Chief Executive Officer

June 7, 2011